                                                                    EXHIBIT 10.5

                          REGISTRATION RIGHTS AGREEMENT

         This  Registration  Rights  Agreement dated as of January 29, 2003 (the
"Agreement") is by and among St. Mary Land & Exploration Company, a Delaware corporation  ("St.  Mary"),  and Flying J Oil & Gas Inc., a Utah corporation
("FJOG"), and Big West Oil & Gas Inc., a Utah corporation ("BWOG").

                                    RECITALS

         WHEREAS,  St.  Mary,  FJOG and BWOG  have  entered  into  that  certain
Purchase  and Sale  Agreement  dated as of December  13, 2002 (the "PSA") by and among FJOG and BWOG,  NPC Inc., a Colorado  corporation,  and St. Mary,  whereby upon the  closing of the PSA St.  Mary  shall  issue to FJOG and BWOG a total of
3,380,818  shares (the  "Shares") of St. Mary common stock,  $0.01 par value per share (the "St. Mary Stock"); and

         WHEREAS,  as a condition  to the  closing of the PSA and in  connection with the issuance of such Shares of St. Mary Stock, St. Mary, FJOG and BWOG have agreed that St. Mary shall grant to FJOG and BWOG  certain  registration  rights with  respect to the Shares of St. Mary Stock  issued  under the PSA,  under the terms and conditions as set forth in this Agreement.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants and agreements contained herein and in the PSA, and for other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         Section 1. Certain  Definitions.  For purposes of this  Agreement,  the
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following terms shall have the following respective meanings:

                  (a)  "Business  Day" shall mean a day other than a Saturday or
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         Sunday or any federal holiday in the United States.

                  (b) "Effectiveness Period" shall have the meaning set forth in
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         Section 2(b) hereof.

                  (c) "Exchange Act" shall mean the  Securities  Exchange Act of
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         1934, as amended.

                  (d) "Form S-3" shall mean such form under the  Securities  Act
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         as in effect  on the date  hereof or any  registration  form  under the
         Securities Act subsequently  adopted by the SEC that permits  inclusion or  incorporation  of  substantial  information  by  reference to other documents filed by St. Mary with the SEC.

                  (e)  "Holder"   shall  mean  FJOG  or  BWOG  as  a  holder  of
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         Registrable  Securities,  or any transferee or assignee of FJOG or BWOG pursuant to the provisions of Section 7 hereof.

                  (f)  "Prospectus"  shall mean the  prospectus  included in the
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         Shelf  Registration  Statement,  as  amended  or  supplemented  by  any prospectus  supplement and by all other amendments  thereto,  including post-effective  amendments,  and all material incorporated by reference into such Prospectus.

                  (g)  "Registrable  Securities"  means the  Shares of St.  Mary
                        -----------------------
         Stock issued to FJOG and BWOG under the PSA,  together  with all shares of St. Mary Stock  issued or issuable by St. Mary with  respect to such
         Shares,  until  in the  case of such  Shares  the  earliest  of (i) the
         effective   registration   under  the  Securities  Act  and  resale  in
         accordance with the registration  statement covering such Shares,  (ii)
         at such time that such Shares can be sold by the particular Holder (and any  affiliate of the Holder with whom such Holder must  aggregate  its sales under Rule 144) in compliance  with Rule 144 under the Securities
         Act in any three month period  without volume  limitations  and without registration  (and in the event that  following  the  occurrence of the event set forth in this  clause (ii) the Shares for a reason not within the reasonable control of the Holder fail to be salable as described in this  clause  (ii),  this clause (ii) shall cease to be of any force or effect), or (iii) the sale of such Shares to the public under Rule 144.

                  (h) "Rule  144"  shall  mean Rule 144  promulgated  by the SEC
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         under the Securities Act.

                  (i) "Sale  Notice" shall have the meaning set forth in Section
                       ------------
         3(e) hereof.

                  (j) "Securities Act" shall mean the Securities Act of 1933, as
                       --------------
         amended.

                  (k) "SEC" shall mean the United States Securities and Exchange
                       ---
         Commission.

                  (l) "Shelf Registration  Statement" shall have the meaning set
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         forth in Section 2(a) hereof.

                  (m)  "Suspension  Period"  shall have the meaning set forth in
                        ------------------
         Section 3(b)(i) hereof.

                  (n)  "Underwritten  Registration" or  "Underwritten  Offering"
                        --------------------------
         shall mean a registration  or offering in which  securities of St. Mary are sold to an underwriter for reoffering to the public.

                  (o)  "Violation"  shall have the  meaning set forth in Section
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         5(a) hereof.

All  other  capitalized  terms  used  but not  defined  herein  shall  have  the respective meanings given to them in the PSA.

         Section 2. Form S-3 Shelf Registration.
                    ---------------------------

                  (a)  St.   Mary  shall   prepare  and  file  with  the  SEC  a
         registration  statement  on  Form  S-3  (or,  if Form  S-3 is not  then available,  on  such  form  of  registration  statement  that  is  then available to effect a registration of all  Registrable  Securities held by the Holders, subject to the consent of the Holders) pursuant to Rule
         415 under the Securities  Act for the purpose of registering  under the
         Securities Act all of the  Registrable  Securities  held by the Holders for  resale  by,  and  for the  account  of,  the  Holders  as  selling stockholders thereunder in order that such registration statement shall be  declared  effective  by the SEC upon the  expiration  of two  years following the Closing (the "Shelf  Registration  Statement").  St. Mary
                                     ------------------------------
         shall be  obligated  to file  only  one  Shelf  Registration  Statement pursuant to this Agreement, and shall include all Holders therein.

                  (b) Subject to Section 3(b)(i) hereof,  St. Mary shall use its best  efforts  to keep the Shelf  Registration  Statement  continuously effective,  supplemented  and  amended  as  required  pursuant  to  the provisions  of Section  3(b) hereof to the extent  necessary  to ensure that (i) it is available  for resales by the Holders and (ii)  conforms with the  requirements of this Agreement and the Securities Act and the rules and  regulations of the SEC  promulgated  thereunder as announced from time to time for a period (the "Effectiveness Period") of:
                                              --------------------

                           (i) fifteen  months after the  effective  date of the
                  Shelf Registration Statement; or

                           (ii) such shorter period,  from the effective date of
                  the Shelf Registration  Statement until either of (1) the sale pursuant  to the  Shelf  Registration  Statement  of  all  the
                  Registrable  Securities or (2) at such time that the remaining
                  Registrable  Securities  that are unsold by the Holders can be sold by the Holders  (and any  affiliates  of the Holders with whom such Holders must  aggregate  their sales under Rule 144)
                  in compliance with Rule 144 in any three-month  period without volume limitations and without  registration (and in the event that  following the  occurrence of the event set forth in this clause (ii) the Shares for a reason not within the  reasonable control of the Holder fail to be salable as  described in this clause  (ii),  this clause (ii) shall cease to be of any force or effect).

                  (c) Each Holder shall furnish to St. Mary such  information as
         St. Mary may reasonably request in writing in connection with the Shelf
         Registration  Statement,  including  information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of  disposition  of such  securities.  Each  Holder  agrees to  furnish promptly to St. Mary all information  required to be disclosed in order to make information previously furnished to St. Mary by such Holder not materially misleading.

         Section 3. Registration Procedures.
                    -----------------------

                  (a) In connection with the Shelf Registration  Statement,  St.
         Mary shall  comply with all the  provisions  of Section 3(b) hereof and shall, in accordance  with Section 2 hereof,  prepare and file with the
         SEC a Shelf  Registration  Statement relating to the registration on an appropriate form under the Securities Act.

                  (b) In connection  with the Shelf  Registration  Statement and any  Prospectus  required  by this  Agreement  to permit  the resale of
         Registrable Securities, St. Mary shall:

                           (i) Subject to any notice by St.  Mary in  accordance
                  with this Section  3(b) of the  existence of any fact or event of the kind  described in Section  3(b)(iii)(D),  use its best efforts to keep the Shelf Registration  Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus  contained therein (A) to contain a material misstatement  or omission or (B) not be  effective  and usable
                  for  the   resale  of   Registrable   Securities   during  the
                  Effectiveness   Period,   St.  Mary  shall  file  promptly  an
                  appropriate amendment to the Shelf Registration Statement or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the  Exchange  Act,  in the  case of  clause  (A), correcting any such misstatement or omission, and, in the case of either  clause  (A) or (B),  use its best  efforts to cause
                  such  amendment  to  be  declared   effective  and  the  Shelf
                  Registration  Statement  and the related  Prospectus to become usable  for their  intended  purposes  as soon as  practicable
                  thereafter.   Notwithstanding  the  foregoing,  St.  Mary  may
                  suspend the effectiveness of the Shelf Registration  Statement by written notice to the Holders for a period not to exceed an aggregate of thirty days in any  ninety-day  period (each such period, a "Suspension Period") if:
                             -----------------

                                    (x) an event occurs and is  continuing  as a
                           result  of which  the  Shelf  Registration  Statement
                           would, in St. Mary's reasonable judgment,  contain an

                           untrue  statement of a material fact or omit to state
                           a  material  fact  required  to be stated  therein or
                           necessary   to  make  the   statements   therein  not
                           misleading; and

                                    (y) St. Mary reasonably  determines that the
                           disclosure  of such  event at such time  would have a
                           material  adverse  effect on the business of St. Mary
                           and its subsidiaries, taken as a whole;

                  provided,  that (A) in the event the  disclosure  relates to a previously  undisclosed  proposed or pending material business transaction,  the  disclosure of which would impede St. Mary's ability to consummate such transaction,  St. Mary may extend a
                  Suspension  Period from thirty days to forty-five days and (B)
                  the Suspension  Periods shall not exceed an aggregate of sixty days in any  180-day  period.  Each  Holder  agrees to hold in confidence any  communication by St. Mary relating to an event
                  described   in   Section   3(b)(i)(x)   and  (y)  or   Section
                  3(b)(iii)(D).

                           (ii)  Prepare  and file with the SEC such  amendments
                  and  post-effective   amendments  to  the  Shelf  Registration
                  Statement as may be  necessary to keep the Shelf  Registration
                  Statement effective during the Effectiveness Period; cause the
                  Prospectus  to be  supplemented  by  any  required  Prospectus supplement,  and as so  supplemented  to be filed  pursuant to
                  Rule 424 under the  Securities  Act,  and to comply fully with the  applicable  provisions  of Rules  424 and 430A  under the
                  Securities  Act  in a  timely  manner;  and  comply  with  the
                  provisions  of  the   Securities   Act  with  respect  to  the
                  disposition   of  all   securities   covered   by  the   Shelf
                  Registration   Statement  during  the  applicable   period  in
                  accordance with the intended method or methods of distribution by the  sellers  thereof  set forth in the Shelf  Registration
                  Statement or supplement to the Prospectus.

                           (iii) Advise the underwriter(s),  if any, and, in the
                  case of (A),  (B), (C) and (D) below,  the  Holders,  promptly and, if requested by such  persons,  to confirm such advice in writing:

                                    (A) when the  Prospectus  or any  Prospectus
                           supplement  or  post-effective   amendment  has  been
                           filed,  and,  with respect to the Shelf  Registration
                           Statement or any  post-effective  amendment  thereto,
                           when the same has become effective,

                                    (B) of any request by the SEC for amendments
                           to the Shelf Registration  Statement or amendments or
                           supplements  to  the  Prospectus  or  for  additional
                           information relating thereto,

                                    (C) of the  issuance  by the SEC of any stop
                           order  suspending  the  effectiveness  of  the  Shelf
                           Registration Statement under the Securities Act or of

                           the suspension by any state securities  commission of
                           the  qualification of the Registrable  Securities for
                           offering  or  sale  in  any   jurisdiction,   or  the
                           initiation of any proceeding for any of the preceding
                           purposes, or

                                    (D) of the  existence  of  any  fact  or the
                           happening  of any  event,  during  the  Effectiveness
                           Period,  that makes any  statement of a material fact
                           made  in  the  Shelf  Registration   Statement,   the
                           Prospectus,  any amendment or supplement  thereto, or
                           any  document   incorporated  by  reference   therein
                           untrue,  or that requires the making of any additions
                           to or changes in the Shelf Registration  Statement or
                           the  Prospectus  in  order  to  make  the  statements
                           therein not misleading.

                  If at any time the SEC shall  issue any stop order  suspending the effectiveness of the Shelf Registration  Statement, or any state  securities  commission  or other  regulatory  authority shall issue an order suspending the qualification or exemption from  qualification of the Registrable  Securities under state securities  or blue sky  laws,  St.  Mary  shall  use its best efforts to obtain the  withdrawal  or lifting of such order at the earliest practicable time.

                           (iv)  Furnish to one counsel for the Holders and each
                  of the  underwriter(s),  if any, before filing with the SEC, a copy of the Shelf  Registration  Statement  and  copies of any
                  Prospectus  included  therein or any amendments or supplements to either of the Shelf  Registration  Statement or  Prospectus
                  (other than  documents  incorporated  by  reference  after the initial  filing of the Shelf  Registration  Statement),  which documents  will be subject to the review of such  counsel  and underwriter(s),  if any, for a period of five  Business  Days, and St. Mary shall not file the Shelf  Registration  Statement or  Prospectus  or any  amendment or  supplement  to the Shelf
                  Registration  Statement or  Prospectus  (other than  documents incorporated  by  reference)  to  which  such  counsel  or the underwriter(s),  if any, shall  reasonably  object within five
                  Business  Days  after the  receipt  thereof.  Such  counsel or underwriter,  if any,  shall  be  deemed  to  have  reasonably objected to such filing if the Shelf  Registration  Statement,
                  amendment,   Prospectus  or  supplement,   as  applicable,  as
                  proposed  to be filed,  contains  a material  misstatement  or omission.

                           (v)  Subject to the  execution  of a  confidentiality
                  agreement reasonably acceptable to St. Mary, make available at reasonable times for inspection by one or more representatives
                  of  the  Holders,   any  underwriter   participating   in  any
                  distribution pursuant to the Shelf Registration Statement, and any attorney or  accountant  retained by the Holders or any of the underwriter(s), all financial and other records, pertinent corporate  documents  and  properties  of St. Mary as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause St. Mary's officers, directors,  managers and  employees to supply all  information
                  reasonably   requested   by   any   such   representative   or
                  representatives  of  the  Holders,  underwriter,  attorney  or accountant in connection with the Shelf Registration Statement
                  after  the  filing  thereof  and  before  its   effectiveness;
                  provided, however, that any information designated by St. Mary as  confidential  at the time of delivery of such  information shall be kept confidential by the recipient thereof.

                           (vi)   If   requested   by   the   Holders   or   the
                  underwriter(s),  if any, incorporate in the Shelf Registration
                  Statement  or   Prospectus,   pursuant  to  a  supplement   or
                  post-effective amendment if necessary, such information as the
                  Holders and underwriter(s),  if any, may reasonably request to have included  therein,  including,  without  limitation:  (1)
                  information  relating  to the  "plan of  distribution"  of the
                  Registrable Securities and (2) any other terms of the offering of the Registrable  Securities;  and make all required filings of such Prospectus  supplement or post-effective  amendment as soon as reasonably  practicable  after St. Mary is notified of the matters to be incorporated  in such Prospectus  supplement or post-effective amendment.

                           (vii)   Furnish  to  the  Holders  and  each  of  the
                  underwriter(s),  if any, without charge,  at least one copy of the Shelf Registration Statement, as first filed with the SEC, and of each amendment thereto (and any documents  incorporated
                  by  reference   therein  or  exhibits   thereto  (or  exhibits
                  incorporated in such exhibits by reference) as such person may request in writing).

                           (viii)  Deliver  to  the  Holders  and  each  of  the
                  underwriter(s),  if any, without charge, as many copies of the
                  Prospectus  (including  each  preliminary  prospectus) and any amendment or supplement thereto as such persons reasonably may request;  subject to any notice by St. Mary in accordance with this Section 3(b) of the existence of any fact or event of the kind  described  in  Section  3(b)(iii)(D),  St.  Mary  hereby consents to the use of the  Prospectus  and any  amendment  or supplement  thereto  by each of the  Holders  and  each of the underwriter(s),  if any, in  connection  with the offering and
                  the  sale  of  the  Registrable   Securities  covered  by  the
                  Prospectus or any amendment or supplement thereto.

                           (ix) If an underwriting agreement is entered into and
                  the  registration  is an Underwritten  Registration,  St. Mary shall:

                                    (A) upon request, furnish to the Holders and
                           each underwriter, if any, in such substance and scope
                           as they may reasonably request and as are customarily
                           made  by   issuers   to   underwriters   in   primary
                           underwritten  offerings,  upon the date of closing of
                           any sale of Registrable Securities in an Underwritten
                           Registration:

                                             (1) a  certificate,  dated the date
                                    of such closing, signed by (y) the President
                                    and (z) the Vice  President - Finance of St.
                                    Mary  confirming,  as of the  date  thereof,
                                    such matters as such parties may  reasonably
                                    request;

                                             (2)  opinions,  each dated the date
                                    of such  closing,  of  counsel  to St.  Mary
                                    covering  such  matters  as are  customarily
                                    covered in legal opinions to underwriters in
                                    connection    with   primary    underwritten
                                    offerings of securities; and

                                             (3)  customary   comfort   letters,
                                    dated  the  date of such  closing,  from St.
                                    Mary's independent accountants (and from any
                                    other  accountants whose report is contained
                                    or  incorporated  by  reference in the Shelf
                                    Registration  Statement and from whom such a
                                    letter may be  obtained),  in the  customary
                                    form  and  covering   matters  of  the  type
                                    customarily  covered in  comfort  letters to
                                    underwriters   in  connection  with  primary
                                    underwritten offerings of securities;

                                    (B) set  forth  in full in the  underwriting
                           agreement,  if any,  indemnification  provisions  and
                           procedures  which provide  rights no less  protective
                           than those set forth in Section 5 hereof with respect
                           to all parties to be indemnified; and

                                    (C)  deliver   such  other   documents   and
                           certificates  as may be reasonably  requested by such
                           parties to evidence  compliance with clause (A) above
                           and with any  customary  conditions  contained in the
                           underwriting  agreement  or other  agreement  entered
                           into by the Holders pursuant to this clause (ix).

                           (x)  Before  any  public   offering  of   Registrable
                  Securities, cooperate with the Holders, the underwriter(s), if any,  and their  respective  counsel  in  connection  with the registration and  qualification of the Registrable  Securities under the securities or blue sky laws of such jurisdictions as the Holders or underwriter(s),  if any, may reasonably request and do any and all other acts or things necessary or advisable to  enable  the  disposition  in  such  jurisdictions  of  the
                  Registrable  Securities  covered  by  the  Shelf  Registration

                  Statement;  provided,  however,  that St.  Mary  shall  not be required  (A) to register or qualify as a foreign  corporation or a dealer of securities  where it is not now so qualified or to take any  action  that would  subject it to the  service of process in any jurisdiction  where it is not now so subject or
                  (B) to subject itself to taxation in any such  jurisdiction if it is not now so subject.

                           (xi)    Cooperate    with   the   Holders   and   the
                  underwriter(s),  if any, to facilitate the timely  preparation
                  and   delivery  of   certificates   representing   Registrable
                  Securities to be sold and not bearing any restrictive  legends
                  (unless  required by applicable  securities  laws to which the
                  Registrable   Securities   are   subject);   and  enable  such
                  Registrable   Securities  to  be  in  such  denominations  and
                  registered in such names as the Holders or the underwriter(s), if any,  may  reasonably  request at least two  Business  Days before  any  sale  of  Registrable  Securities  made  by  such underwriter(s).

                           (xii) Use its best  efforts to cause the  Registrable
                  Securities covered by the Shelf  Registration  Statement to be registered  with or  approved by such other  United  States or state governmental agencies or authorities as may be necessary to enable the sellers thereof or the  underwriter(s),  if any, to consummate the disposition of such Registrable  Securities, subject to the proviso in clause (x) above.

                           (xiii) Subject to Section 3(b)(i) hereof, if any fact
                  or event  contemplated  by Section  3(b)(iii)(D)  hereof shall exist or have  occurred,  use its best  efforts  to  prepare a
                  supplement   or   post-effective   amendment   to  the   Shelf
                  Registration  Statement or related  Prospectus or any document incorporated  therein by reference or file any other  required document so that, as thereafter delivered to the purchasers of
                  Registrable  Securities,  the  Prospectus  will not contain an untrue  statement  of a  material  fact or omit to  state  any material  fact  required to be stated  therein or necessary to make the statements therein not misleading.

                           (xiv) Cooperate and assist in any filings required to
                  be  made  with  the  NYSE  and in the  performance  of any due diligence investigation by any underwriter that is required in accordance with the rules and regulations of the NYSE.

                           (xv)  Otherwise  use its best  efforts to comply with
                  all  applicable  rules  and  regulations  of the  SEC  and all reporting  requirements under the rules and regulations of the
                  Exchange Act.

                           (xvi) Cause all Registrable Securities covered by the
                  Shelf  Registration  Statement to be listed or quoted,  as the
                  case  may  be,  on  each  securities   exchange  or  automated

                  quotation system on which securities issued by St. Mary of the same series are then listed or quoted.

                           (xvii)  Provide  promptly to each Holder upon written
                  request  each  document  filed  with the SEC  pursuant  to the requirements  of Section 13 and Section 15 of the Exchange Act
                  after the effective date of the Shelf Registration  Statement, unless such documents are available from EDGAR.

                           (xviii)  If  requested  by  the  underwriters  in  an
                  Underwritten  Offering,  make appropriate officers of St. Mary reasonably  available to the  underwriters  for meetings  with prospective  purchasers  of  the  Registrable  Securities  and prepare and present to  potential  investors  customary  "road show"  materials  in a manner  consistent  with other  similar offerings.

                           (xix)   Use  its  best   efforts   to   qualify   for
                  registration on Form S-3 or its successor form.

                           (xx)  Otherwise  use its best  efforts  to enable the
                  Holders to dispose of the  Registrable  Securities on the most favorable  terms in St. Mary's  customary  securities  trading market.

                  (c) Each Holder  agrees that,  upon receipt of any notice from
         St. Mary of the existence of any fact of the kind  described in Section
         3(b)(iii)(D)  hereof,  such Holder shall,  and shall use its reasonable best efforts to cause any  underwriter(s)  in an Underwritten  Offering
         to,  forthwith  discontinue   disposition  of  Registrable   Securities
         pursuant to the Shelf Registration Statement until:

                           (i)  such   Holder   has   received   copies  of  the
                  supplemented  or amended  Prospectus  contemplated  by Section
                  3(b)(xiii) hereof; or

                           (ii) such  Holder is advised  in writing by St.  Mary
                  that  the  use  of the  Prospectus  may be  resumed,  and  has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

         If so directed by St. Mary,  each Holder shall  deliver to St. Mary (at
         St. Mary's  expense) all copies,  other than permanent file copies then in such Holder's  possession,  that the Holder agrees to retain, of the
         Prospectus covering such Registrable Securities that was current at the time of receipt of such notice of suspension.

                  (d) Each  Holder  shall  furnish to St.  Mary in writing  such information regarding such Holder and the proposed distribution by such
         Holder of its Registrable Securities as St. Mary may reasonably request for  use  in  connection  with  the  Shelf  Registration  Statement  or
         Prospectus or preliminary  Prospectus included therein. Each Holder who intends  to be named as a  selling  Holder  in the  Shelf  Registration

                                       10

         Statement shall promptly furnish to St. Mary in writing all information required  to be  disclosed  in  order  to make  information  previously furnished to St. Mary by such Holder not materially misleading and such other information as St. Mary may from time to time reasonably  request in writing.

                  (e)  Following  the  effectiveness  of the Shelf  Registration
         Statement,  each Holder shall notify St. Mary at least one Business Day prior to any intended distribution or resale of Registrable  Securities pursuant to the Shelf Registration  Statement (a "Sale Notice"),  which
                                                           -----------
         notice shall be effective for twenty Business Days. The purpose of such
         Sale Notice is to enable St. Mary to make during such notice period any required post-effective  amendment to the Shelf Registration Statement.
         St.  Mary  shall  hold in  confidence  such Sale  Notice  and shall not utilize such  information in any other manner for the benefit of itself or of any other person. Each Holder agrees to hold any communication by
         St. Mary in response to a Sale Notice in confidence.

         Section 4. Registration  Expenses.  All expenses incurred in connection
                    ----------------------
with St. Mary's performance or compliance with this Agreement, including without limitation all registration,  filing and qualification  fees,  printing fees and expenses,  accounting fees and expenses,  fees and  disbursements of counsel for
St. Mary shall be borne by St.  Mary.  Notwithstanding  anything to the contrary herein,  St. Mary shall not be required to pay for: (a) the  expenses,  fees and disbursements  of  counsel  for  the  Holders  or any  underwriters,  or (b) any underwriting  discounts,  commissions  and transfer taxes incurred in connection with a resale of Registrable Securities.

         Section 5. Indemnification and Contribution.
                    --------------------------------

                  (a)  Indemnification  by St. Mary. To the extent  permitted by
                       ----------------------------
         law,  St. Mary shall  indemnify  and hold  harmless  each  Holder,  the
         officers,  directors,  stockholders,   employees,  representatives  and
         agents of such Holder,  legal counsel and  accountants for such Holder, any  underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning  of  Section  15 of the  Securities  Act or  Section  20 of the
         Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities  Act, the Exchange Act or any other federal or state  securities law, insofar as such losses,  claims,  damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following  statements, omissions or violations  (collectively a  "Violation"):  (i) any untrue
                                                    ---------
         statement or alleged  untrue  statement of a material fact contained in the Shelf Registration Statement,  including any preliminary prospectus or final prospectus  contained therein or any amendments or supplements thereto,  (ii) the  omission  or alleged  omission  to state  therein a material fact required to be stated  therein,  or necessary to make the statements  therein not  misleading,  or (iii) any violation or alleged violation by St. Mary of the  Securities  Act,  the  Exchange  Act, any

                                       11

         state  securities law or any rule or regulation  promulgated  under the
         Securities  Act, the Exchange Act or any state  securities law; and St.
         Mary shall reimburse such Holder, underwriter or controlling person for any  legal or other  expenses  reasonably  incurred,  as  incurred,  in connection  with  investigating  or  defending  any such  loss,  claim, damage,  liability or action;  provided that the indemnity agreement in this Section 5(a) shall not apply to amounts paid in  settlement of any such loss,  claim,  damage,  liability or action if such  settlement is effected  without the consent of St. Mary (which  consent  shall not be unreasonably withheld or delayed),  nor shall St. Mary be liable in any such case for any such loss, claim, damage,  liability or action to the extent that it arises out of or is based on a Violation  that occurs in reliance  on and  in  conformity  with  written  information  furnished expressly for use in connection with such  registration by such Holder, underwriter or controlling person.

                  (b) Indemnification by the Holders. To the extent permitted by
                      ------------------------------
         law, each Holder shall  indemnify  and hold harmless St. Mary,  each of its directors  and officers who sign the  registration  statement,  the stockholders,  employees, representatives and agents of St. Mary, legal counsel and  accountants  for St. Mary,  and each  person,  if any, who controls  St. Mary  within the meaning of Section 15 of the  Securities
         Act or Section  20 of the  Exchange  Act,  any  underwriter,  any other
         Holder  and any  controlling  person of any such  underwriter  or other
         Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject,  under the Securities Act, the Exchange Act or any other federal or state  securities law, insofar as such losses,  claims,  damages or liabilities (or actions in respect thereof)  arise out of or are based on any  Violation,  in each case to the  extent  (and only to the  extent)  that such  Violation  occurs in reliance on and in  conformity  with written  information  furnished by such Holder expressly for use in connection with such registration; and
         each such Holder shall  reimburse any person intended to be indemnified pursuant  to  this  Section  5(b),  for any  legal  or  other  expenses reasonably  incurred,  as incurred,  by such person in connection  with investigating or defending any such loss, claim,  damage,  liability or action;  provided  that the  indemnity  agreement  in this Section 5(b)
         shall not apply to amounts paid in settlement of any such loss,  claim, damage,  liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed);  and provided further that in no event shall any indemnity by such Holder under this Section 5(b),  when  aggregated  with amounts contributed,  if any, pursuant to Section 5(d), exceed the net proceeds from the sale of  Registrable  Securities  hereunder  received  by such
         Holder.

                  (c)  Indemnifying  Party Can Participate in Defense.  Promptly
                       ----------------------------------------------
         after receipt by an indemnified party under this Section 5 of notice of the  commencement of any action  (including any  governmental  action),

                                       12

         such  indemnified  party shall,  if a claim in respect thereof is to be made  against any  indemnifying  party under this Section 5, deliver to the  indemnifying  party  notice of the  commencement  thereof  and the indemnifying  party shall have the right to participate in, and, to the extent that the indemnifying  party so desires,  jointly with any other indemnifying  party  similarly  noticed,  to assume the defense thereof with counsel  mutually  satisfactory  to the parties;  provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one  separate  counsel,  with the  reasonable  fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified  party by the counsel  retained by the  indemnifying  party would be inappropriate due to actual or potential  differing  interests between such indemnified  party and any other party represented by such counsel in such  proceeding.  The  failure  to notify the  indemnifying party within a reasonable time of the  commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
         Section 5, but the  omission to so notify the  indemnifying  party will not  relieve it of any  liability  that it may have to any  indemnified party otherwise than under this Section 5.

                  (d) Contribution Where  Indemnification Not Available.  If the
                      -------------------------------------------------
         indemnification  provided  in this  Section  5 is  held  by a court  of competent  jurisdiction to be unavailable to an indemnified  party with respect to any loss,  liability,  claim,  damage or expense referred to herein,  then the  indemnifying  party,  in lieu of  indemnifying  such indemnified  party  hereunder,  shall  contribute to the amount paid or payable by such indemnified party as a result of such loss,  liability, claim,  damage or  expense  in such  proportion  as is  appropriate  to reflect the relative  fault of the  indemnifying  party on the one hand and of the  indemnified  party  on the  other  in  connection  with the statements  or  omissions  that  shall  have  resulted  in  such  loss, liability,  claim,  damage or  expense,  as well as any other  relevant
         equitable   considerations;   provided  that  in  no  event  shall  any
         contribution  by a Holder under this Section 5(d), when aggregated with amounts paid, if any, pursuant to Section 5(b), exceed the net proceeds from the sale of  Registrable  Securities  hereunder  received  by such
         Holder.  The  relative  fault  of  the  indemnifying  party  and of the indemnified  party shall be  determined  by  reference  to, among other things,  whether the untrue or alleged  untrue  statement of a material fact or the omission to state a material  fact  relates to  information supplied by the indemnifying  party or by the indemnified party and the
         parties'  relative  intent,  knowledge,  access  to  information,   and
         opportunity to correct or prevent such statement or omission.

                  (e) Underwriting Agreement Shall Control.  Notwithstanding the
                      ------------------------------------
         foregoing,  to the extent that the  provisions on  indemnification  and contribution  contained in the underwriting  agreement  entered into in connection  with an  Underwritten  Offering  are in  conflict  with the

                                       13

         foregoing  provisions,  the  provisions in the  underwriting  agreement shall  control.

                  (f) Survival of Indemnification  Obligations.  The obligations
                      ----------------------------------------
         of St.  Mary and the  Holders  under this  Section 5 shall  survive the completion of any offering of Registrable  Securities in a registration statement under this Agreement, and otherwise.

         Section 6. Reports under Exchange Act. With a view to making  available
                    --------------------------
to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or  regulation of the SEC that may at any time permit a Holder to sell securities of St. Mary to the public without  registration or pursuant to a registration on Form S-3, St. Mary agrees to:

                  (a)  Make  and  keep   available   adequate   current   public
         information  with respect to St. Mary, as  contemplated by Rule 144, at all times;

                  (b) Take such action as is  necessary to enable the Holders to utilize Form S-3 for the resale of their Registrable Securities;

                  (c) File with the SEC in a timely manner all reports and other documents  required  of St.  Mary  under  the  Securities  Act  and the
         Exchange Act;

                  (d)  Furnish  to a  Holder,  so long as the  Holder  owns  any
         Registrable Securities, promptly upon request:

                           (i) a  written  statement  by St.  Mary  that  it has
                  complied  with the  reporting  requirements  of Rule 144,  the
                  Securities Act and the Exchange Act;

                           (ii) a copy of the most  recent  annual or  quarterly
                  report of St.  Mary and such other  reports and  documents  so filed by St. Mary,  unless such  documents are available  from
                  EDGAR; and

                           (iii) such  other  information  as may be  reasonably
                  requested in availing any Holder of any SEC rule or regulation that  permits  the  selling  of any  such  securities  without registration or pursuant to Form S-3; and

                  (e) Undertake any additional actions  reasonably  necessary to maintain the  availability of the Shelf  Registration  Statement or the use of Rule 144.

         Section 7. Assignment of Registration  Rights.  The rights to cause St.
                    ----------------------------------
Mary to register  Registrable  Securities  under this  Agreement may be assigned
(but only with all related  obligations) by a Holder to a transferee or assignee of such Registrable Securities that:

                                       14

                  (a) is a subsidiary, parent or stockholder of a Holder;

                  (b) is an entity  controlling,  controlled  by or under common
         control,  or  under  common  investment  management,   with  a  Holder,
         including  without  limitation a  corporation,  partnership  or limited liability  company that is a direct or indirect parent or subsidiary of the Holder; or

                  (c) is a transferee  or assignee of more than fifty percent of the Registrable Securities;

provided  that:  (i) St. Mary is, within a reasonable  time after such transfer, notified  of the  name  and  address  of such  transferee  or  assignee  and the
Registrable  Securities with respect to which such registration rights are being assigned;  (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be  effective  only if  immediately  following  such  transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         Section 8. Subsequent  Registration  Rights. From and after the date of
                    --------------------------------
this  Agreement,  St.  Mary may  enter  into any  agreement  with any  holder or prospective holder of any securities of St. Mary that would allow such holder or prospective  holder to include such  securities  in the  registration  statement filed under Section 2 hereof, as long as under the terms of such agreement, such
holder  or  prospective   holder  may  include  such   securities  in  any  such
registration  only to the extent that the inclusion of such  securities will not reduce  the  amount  of the  Registrable  Securities  of the  Holders  that  are included.

         Section  9.   Underwritten   Offering.   The  Holders  may  sell  their
                       -----------------------
Registrable  Securities  through an  Underwritten  Offering only with St. Mary's prior  written  consent,  which  consent  may not be  unreasonably  withheld  or delayed.  In any such Underwritten  Offering the investment bankers and managers that will  administer  the offering  shall be selected by the Holders,  provided that such investment bankers and managers must be reasonably satisfactory to St.
Mary.

         Section 10. Termination of Registration Rights. The registration rights
                     ----------------------------------
granted under this Agreement  shall terminate as to a Holder at such time as the
Holder can sell all Registrable Securities held by the Holder (and any affiliate of the Holder with whom such Holder must  aggregate its sales under Rule 144) in compliance  with Rule 144 under the  Securities  Act in any  three-month  period without volume limitations and without registration.

         Section 11.  Specific  Performance.  St. Mary hereby  acknowledges  and
                      ---------------------
agrees that  irreparable  harm would occur in the event any of the provisions of this  Agreement  were not performed in accordance  with their  specific terms or were otherwise  breached,  and that damages would be an inadequate  remedy for a

                                       15

breach of this Agreement.  Therefore,  St. Mary agrees that the Holders shall be entitled to specific relief hereunder,  including,  without limitation, an order of  specific  performance  of the terms and  provisions  of this  Agreement,  in addition to any other  remedy to which they may be entitled at law or in equity.
Any  requirements  for the  securing or posting of any bond in  connection  with obtaining any such remedy are hereby waived.

         Section 12. Miscellaneous.
                     -------------

                  (a) Notices. All notices,  consents,  requests,  instructions,
                      -------
         authorizations, approvals, waivers and other communications required or permitted  by this  Agreement  shall be in writing  and shall be deemed duly given to a party when (i) delivered to the appropriate  address by hand or by  nationally  recognized  overnight  courier  service  (costs prepaid);  (ii)  sent by  facsimile  or  e-mail  with  confirmation  of transmission  by the  transmitting  equipment;  or  (iii)  received  or rejected by the addressee,  if sent by certified  mail,  return receipt requested,  in each case to the addresses,  facsimile numbers or e-mail addresses  and marked to the attention of the person (by name or title)
         designated  in the PSA (or to such  other  address,  facsimile  number,
         e-mail  address  or person as a party  may  designate  by notice to the other parties).

                  (b) Entire  Agreement.  This  Agreement  sets forth the entire
                      -----------------
         understanding of the parties with respect to the subject matter hereof.

                  (c) Binding Effect.  This Agreement shall inure to the benefit
                      --------------
         of, and shall be binding upon, the parties hereto and their  respective successors and permitted assigns  (including  permitted  transferees of any  shares of  Registrable  Securities).  Nothing  in this  Agreement, expressed  or implied,  is intended to confer on any person  other than the parties hereto or their respective successors and permitted assigns any rights, remedies,  obligations or liabilities under or by reason of this Agreement.

                  (d) Assignment. No party may assign its rights or delegate its
                      ----------
         obligations  hereunder  (whether  voluntarily,   involuntarily,  or  by
         operation  of law)  without  the  prior  written  consent  of the other parties,  except as  otherwise  provided in Section 7 hereof.  Any such attempted assignment shall be null and void.

                  (e) Further Assurances. The parties agree that at any time and
                      ------------------
         from time to time,  upon the  written  request of a party,  the parties will  execute and deliver such  further  documents  and do such further acts and things as reasonably  requested to effect the purposes of this
         Agreement.

                                       16

                  (f)  Amendments.  This  Agreement  may be  amended  only by an
                       ----------
         agreement in writing executed by St. Mary and the Holders of a majority in interest of the Registrable Securities.

                  (g) Waiver.  The  observance of any term of this Agreement may
                      ------
         be waived  only with the  written  consent  of the party to be bound by such waiver. No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

                  (h) Governing  Law. This  Agreement  shall  be governed by and
                      --------------
         construed and  interpreted in accordance  with the laws of the State of
         Colorado,  without regard to any conflict of laws  provisions  thereof, except that the  Delaware  General  Corporation  Law shall govern as to matters of corporate  law  pertaining  to St. Mary and the Utah Revised
         Business  Corporation  Act shall govern as to matters of corporate  law pertaining to FJOG and BWOG.

                  (i) Jurisdiction and Venue. The parties  hereto agree that any
                      ----------------------
         actions,  suits  or  proceedings  arising  out of or  relating  to this
         Agreement,  the  transactions   contemplated  hereby  or  any  document
         referred  to herein  shall be  brought  solely and  exclusively  in the courts  of the  State of  Colorado  located  in the City and  County of
         Denver,  Colorado  and/or the  courts of The  United  States of America located  in the City and County of Denver,  Colorado  (and the  parties agree not to commence any action,  suit or proceeding  relating thereto except in such courts),  and further agree that service of any process, summons,  notice or document by U.S.  registered mail to the respective addresses  referred  to in  Section  12(a)  hereof  shall be  effective service of process  for any such  action,  suit or  proceeding  brought against  any  party in any such  court.  The  parties  irrevocably  and unconditionally  waive  any  objection  to the  laying  of venue of any action,  suit  or  proceeding  arising  out of  this  Agreement  or the transactions  contemplated  hereby,  in  the  courts  of the  State  of
         Colorado or The United States of America located in the City and County of Denver, Colorado, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such  court  that any such action,  suit or proceeding  brought in any such court has been brought in an inconvenient forum.

                  (j) Severability.   If   any  term,  provision,   covenant  or
                      ------------
         restriction  of  this  Agreement  is  held  by  a  court  of  competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms,  provisions,  covenants and restrictions of this  Agreement  shall  remain in full force and effect and shall in no way be  affected,  impaired or  invalidated,  and the term,  provision,
         covenant  or  restriction   that  is  held  to  be  invalid,   void  or
         unenforceable  shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term,  provision, covenant or restriction in a valid and enforceable manner.

                                       17

                  (k) Attorney  Fees.  If any  action  at law  or in  equity  is
                      --------------
         necessary  to enforce or  interpret  the terms of this  Agreement,  the prevailing party shall be entitled to recover reasonable attorney fees, costs and  necessary  disbursements  in addition to any other relief to which such party may be entitled.

                  (l) Adjustments in Capitalization.  The Registrable Securities
                      -----------------------------
         subject  to this  Agreement  shall  be  subject  to  proportionate  and appropriate  adjustment  in the event of any  change  in the  number of outstanding  shares of St.  Mary Stock that occurs by reason of a stock dividend or split, recapitalization, reclassification, or other similar change in capitalization by St. Mary.

                  (m) Headings. The headings,  subheadings and other captions of
                      --------
         this Agreement are for  convenience and reference only and shall not be used in interpreting,  construing or enforcing any of the provisions of this Agreement.

                  (n) Counterparts and Facsimile Signatures.  This Agreement may
                      -------------------------------------
         be executed in any number of  counterparts,  and signature pages may be delivered by facsimile transmission.

                            [Signature page follows]

                                       18

         IN WITNESS WHEREOF,  this  Registration  Rights Agreement has been duly executed  on  behalf of each of the  parties  hereto  by their  duly  authorized representatives as of the date first above written.

ST. MARY:

ST. MARY LAND & EXPLORATION COMPANY,
a Delaware corporation

By:/s/ MILAM RANDOLPH PHARO
   --------------------------------------
   Milam Randolph Pharo, Vice President -
   Land and Legal

HOLDERS:

FLYING J OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President

BIG WEST OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President

                                       19